UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2020

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the annual meeting of the stockholders of Franklin Resources, Inc. (the “Company”) held on February 11, 2020 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s 1998 Employee Stock Investment Plan (“ESIP”), which includes increasing the number of shares of common stock, par value $0.10 per share, of the Company authorized for issuance under the ESIP by an additional 5,000,000 shares to a total of 29,000,000 shares (on a split-adjusted basis). Additionally, the amendment and restatement of the ESIP reflects an extension of its term from February 1, 2022 to February 1, 2029.

A summary of the material terms of the ESIP is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on December 26, 2019 (the “Proxy Statement”) under the heading “Proposal No. 3: Approval of the Amendment and Restatement of the Franklin Resources, Inc. 1998 Employee Stock Investment Plan.” The summary in the Proxy Statement and the description of the ESIP contained herein are qualified in their entirety by reference to the full text of the ESIP that is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The matters voted upon at the Annual Meeting and the final voting results were as follows:

1.
To elect 10 directors to the Board of Directors of the Company (the “Board”) to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the 10 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Peter K. Barker	418,039,164	3,301,170	437,050	32,110,503
Mariann Byerwalter	420,649,596	695,886	431,902	32,110,503
Gregory E. Johnson	418,932,969	2,483,945	360,470	32,110,503
Jennifer M. Johnson	420,504,625	871,373	401,386	32,110,503
Rupert H. Johnson, Jr.	420,144,409	1,274,345	358,630	32,110,503
Anthony J. Noto	420,646,161	648,677	482,546	32,110,503
Mark C. Pigott	416,610,185	4,731,796	435,403	32,110,503
Laura Stein	369,579,495	51,772,709	425,180	32,110,503
Seth H. Waugh	416,698,872	4,632,518	445,994	32,110,503
Geoffrey Y. Yang	417,741,875	3,531,839	503,670	32,110,503

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.
The appointment of PricewaterhouseCoopers LLP was ratified, and the voting results are set forth below:

For	Against	Abstain
437,214,090	16,382,995	290,802

3.
To approve the amendment and restatement of the ESIP, which includes increasing the number of shares of common stock, par value $0.10 per share, of the Company authorized for issuance thereunder by an additional 5,000,000 shares.

The amendment and restatement of the ESIP was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
419,499,015	1,831,169	447,200	32,110,503

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.
The compensation of the Company’s named executive officers was approved, on an advisory basis, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
408,312,314	12,815,240	649,830	32,110,503

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description
10.1	Franklin Resources, Inc. 1998 Employee Stock Investment Plan (as amended and restated effective December 10, 2019)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 12, 2020	/s/ Aliya S. Gordon
Aliya S. Gordon
Vice President and Secretary

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